LONG-TERM DEBT	9 Months Ended
Sep. 30, 2017
LONG-TERM DEBT [Abstract]
LONG-TERM DEBT
4. LONG-TERM DEBT

 On October 26, 2012, the Company entered into a $430 million revolving credit facility with a syndicate of lenders in order to refinance its existing credit facility, fund future vessel acquisitions and for general corporate purposes (the "Credit Facility"). Amounts borrowed under the Credit Facility bear interest at an annual rate equal to LIBOR plus a margin and the Company pays a commitment fee, which is a percentage of the applicable margin, on any undrawn amounts.

In December 2015 the Company expanded the Credit Facility from $430 million to $500 million. The new maturity of the credit facility is December 2020. There are no repayment requirements before maturity on the Credit Facility. The expanded facility was effective January 2016.

Borrowings under the Credit Facility are secured by first priority mortgages over the Company's vessels and assignments of earnings and insurance. Under the Credit Facility, the Company is subject to certain covenants requiring among other things, the maintenance of (i) a minimum amount of equity; (ii) a minimum equity ratio; (iii) a minimum market capitalization ratio; (iv) a minimum level of liquidity, (v) positive working capital; and (vi) a required security ratio of vessel values, according to broker reports, to draw on the facility.  The Credit Facility also includes customary events of default including non-payment, breach of covenants, insolvency, cross default and material adverse change. The Company is permitted to pay dividends in accordance with its dividend policy as long as it is not in default under the Credit Facility.

As of September 30, 2017 and December 31, 2016 the Company had $447 million drawn under its Credit Facility.

On December 12, 2017, the Company entered into an amendment to the credit agreement for its Credit Facility modifying certain of the Company’s financial covenants, including the minimum market capitalization, minimum market capitalization ratio, minimum security ratio and the minimum liquidity requirement, until December 31, 2018. Under the revised terms of the credit agreement obtained, we are unable to draw further on the Credit Facility and our margin is increased by 2.0% for the period until December 31, 2017, and 3.55% thereafter. We can distribute a maximum dividend of $3.1 million subject to a corresponding amount declared as dividend being repaid under the Credit Facility. Further, until June 30, 2018, half of any proceeds received by the Company from the sale of equity, up to $75.0 million, must be used to repay the Credit Facility. Additionally, under the revised terms the Company undertakes to not make new investments, excluding the Samsung newbuildings, except for investments made in connection with normal maintenance of the Vessels.

The Company complied with the revised terms of the Credit Facility as of September 30, 2017 and as of the date of this report.

The estimated fair value for the long-term debt is considered approximately equal to the carrying value since it bears a variable interest rate.